General Information and Reorganization Transactions	12 Months Ended
Dec. 31, 2024
General Information and Reorganization Transactions [Abstract]
General Information and Reorganization Transactions
1.	General Information and Reorganization Transactions

WF Holding Limited (“WF Holding”) was incorporated as a Cayman Islands exempted company on March 7, 2023. Its wholly owned subsidiary Win-Fung Fibreglass Sdn. Bhd (“Win-Fung”) was incorporated in Malaysia on March 28, 1984.

Upon incorporation on March 7, 2023, the Company issued 1 ordinary share to its registered agent, which was later transferred to Chee Hoong Lew in anticipation of the Reorganization (as defined below).

On June 21, 2023, WF Holding and Win-Fung completed a corporate reorganization pursuant to a share sale and purchase agreement that WF Holding entered into with Win-Fung and its shareholders on May 23, 2023 (the “Reorganization”). Pursuant to the Reorganization, WF Holding acquired all of the issued and outstanding equity interests of Win-Fung in exchange for which it issued 12,749,999 ordinary shares to the shareholders of Win-Fung. As a result of the Reorganization, Win-Fung became the wholly-owned subsidiary and the shareholders of Win-Fung became WF Holding’s shareholders.

Win-Fung is a manufacturer of fiberglass reinforced plastic products based in Malaysia. Its products range from tanks, pipes, ducts, gratings and other custom-made fiberglass reinforced plastic products and are sold to various industries, including, among others, chemical processing, water and wastewater treatment, and power generation.

Reorganization

The Reorganization has been accounted for as a recapitalization among entities under common control since the same controlling shareholder, Chee Hoong Lew, controlled WF Holding and Win-Fung before and after the Reorganization in accordance with ASC805-50-45-5. The consolidation of WF Holding and Win-Fung has been accounted for at historical cost and prepared on the basis as if the aforementioned transaction had become effective as of the beginning of the first period presented in the accompanying consolidated financial statements. Results of operations for the periods presented comprise those of the previously separate entities combined from the beginning of the period to the end of the period, eliminating the effects of intra-entity transaction.

Forward Share Split and Share Surrender

On September 5, 2024, the Company effected a 1-for-2 forward split of its ordinary shares by way of a share subdivision of the issued and unissued ordinary shares, with each issued and unissued ordinary share subdivided into two (2) shares. As a result of this share subdivision, the maximum number of shares which the Company is authorized to issue has been changed from 500,000,000 ordinary shares with a par value of $0.0001 to 1,000,000,000 ordinary shares with a par value of $0.00005. Immediately after the share subdivision, shareholders also surrendered an aggregate of 2,550,000 ordinary shares to the Company for cancellation. After the share subdivision and share surrender, the Company has 22,950,000 ordinary shares issued and outstanding. All share and per share data throughout these consolidated financial statements have been retroactively adjusted to reflect the forward share split and share surrender. As a result of the forward share split, an amount equal to the increased value of ordinary shares was reclassified from “ordinary shares” to “additional paid-in capital.”